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                                                                EXHIBIT 10.10

                        MLX CORP. / S.K. WELLMAN GROUP

                     POST-EMPLOYMENT NON-COMPETE AGREEMENT
                  (EXECUTIVE & SENIOR MANAGEMENT PERSONNEL)

THIS AGREEMENT, made and entered into on and as of the date last set forth below by THE UNDERSIGNED INDIVIDUAL (herein referred to as "Employee") for the benefit and in favor of MLX CORP. ("MLX") AND ITS SUBSIDIARIES (MLX and its subsidiaries herein referred to as the "MLX Companies").

WHEREAS, Employee has accepted or presently holds an executive or senior management position with one of the MLX Companies (S.K. Wellman Group); and

WHEREAS, by reason of the nature of Employee's position with S.K. Wellman Group, he/she is eligible to participate in an incentive compensation plan sponsored by the MLX Companies, and agrees to certain restrictions upon Employee's ability to engage in activities in competition with and/or otherwise disadvantageous to the MLX Companies subsequent to termination of Employee's employment (through resignation, retirement, dismissal, layoff or otherwise) with the MLX Companies, or any of them;

NOW, THEREFORE, as an inducement to the S.K. Wellman Group to hire and employ Employee and/or to continue Employee in their employ and in consideration of other good and valuable consideration (including without limitation the eligibility of Employee to participate in an incentive compensation plan and arrangements sponsored by the MLX Companies), Employee, intending to be legally bound, hereby confirms, acknowledges and agrees as follows:

A.  DEFINITIONS
As used in this Agreement, the following terms and phrases shall have the following meanings:

1. "Restricted Post-Employment Period." "Restricted Post-Employment Period" shall mean the period of twelve (12) consecutive calendar months from and after the date of termination of Employee's employment (through resignation, retirement, dismissal, layoff or otherwise) with the S.K. Wellman Group.

2. "Restricted Geographic Territory." "Restricted Geographic Territory" shall mean the area within fifty miles of the location where the employee is based at the time of termination and any other base of operation within the two years immediately prior to termination. In addition, employee shall not be employed by any company (or company's division as the case may be) which manufactures or sells products which directly compete with products of MLX's S.K. Wellman subsidiaries on the continent of North America or Europe.

B.   POST-EMPLOYMENT RESTRICTION ON COMPETITIVE ACTIVITIES

Employee agrees that, in the event that Employee's employment with the S.K. Wellman Group shall terminate for any reason (through resignation, dismissal, retirement or otherwise), Employee shall not at any time during and throughout the Restricted Post-Employment Period engage, directly or indirectly, in any of the following restricted activities:

     (a) The employment of Employee by, or the serving by Employee as an officer, employee, consultant, advisor, agent or director of or to, any company or other enterprise (including sole proprietorship) engaged in any commercial activity within the Restricted Geographic Territory in competition with the commercial activities then engaged in by the S.K. Wellman Group, where Employee's activity involves any financial, accounting, purchasing, engineering, research, design, development, manufacturing, marketing, sales, customer support, service, credit, collections, order processing, warehousing, shipping, distribution, personnel, management or other activities or functions of a like-

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MLX CORP./SPECIALTY FRICTION MATERIALS GROUP
POST-EMPLOYMENT NON-COMPETE AGREEMENT
DISTRICT SALES MANAGER/SALES REPRESENTATIVE
PAGE 2



        kind or similar nature to (or otherwise substantially related to) activities or functions conducted, managed or supervised (directly or indirectly) by Employee at any time during Employee's employment with the S.K. Wellman Group; or

        (b) The management, administration or supervision, whether direct or indirect, of any individual or group of individuals engaged in any of the prohibited competitive activities or functions described in subparagraph (a) or subparagraph (b) above; or

        (c) The ownership (as shareholder, partner, fiduciary or otherwise) of any interest in any company or other enterprise engaged in any commercial activity within the Restricted Geographic Territory in competition with the commercial activities then engaged in by the S.K. Wellman Group (or any subsidiary, division or other operation thereof); provided, however, that the provisions of the subparagraph (c) shall not be deemed to prohibit, limit or restrict the ownership by Employee of five percent (5%) or less of the outstanding securities, of any class, of any company or other enterprise, whether or not in competition with the S.K. Wellman Group, where such securities are publicly traded on a national securities exchange, listed on the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or quoted in the daily listing of over-the-counter market securities.

C.  POST-EMPLOYMENT RESTRICTION ON SOLICITATION OF EMPLOYEES
Employee agrees that, in the event that Employee's employment with the MLX Companies shall terminate for any reason (through resignation, dismissal, retirement or otherwise), Employee shall not at anytime during and throughout the Restricted Post-Employment Period solicit or induce, or sid or assist any other person, party or entity to solicit or induce, any other employee of the MLX Companies, or any of them, to leave the employ of the MLX Companies.

D.  INJUNCTIVE RELIEF
Employee acknowledges and agrees that, in the event of any breach or violation of the provisions of this Agreement, (i) the MLX Companies will suffer irreparable harm, (ii) monetary damages alone will be inadequate to compensate the MLX Companies, and (iii) the MLX Companies, or any of them, shall be authorized and entitled to obtain from any court of competent jurisdiction temporary, preliminary and permanent injunctive relief without the need to prove actual damages as well as an equitable accounting (at Employee's expense) of all profits or benefits arising out of such violation by Employee, which rights and remedies shall be cumulative and in addition to any other rights or remedies to which the MLX Companies, or any of them, may otherwise be entitled in law or in equity.

E.  MISCELLANEOUS

1. Employment-At-Will; No Contract of Employment. This Agreement does not constitute a contract of employment or obligate the MLX Companies, or any of them, to employ Employee for any stated period or an indefinite period of time; it being expressly understood and agreed by Employee that Employee's employment with the S.K. Wellman Group is and shall be on an employment-at-will basis.

2. No Impairment of Separate Agreements Relating to Confidentiality, Nondisclosure or Personal Use of Proprietary Information of the MLX Companies. This Agreement shall not be deemed to limit, restrict or impair the validity or enforceability of the provisions of any separate agreement executed by Employee in favor of the MLX Companies, or any of them, relating to the confidentiality, nondisclosure, prohibition on


Form SKW-HPP-103-F1

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MLX CORP./SPECIALTY FRICTION MATERIALS GROUP
POST-EMPLOYMENT NON-COMPLETE AGREEMENT
DISTRICT SALES MANAGER/SALES REPRESENTATIVE
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personal use or acknowledgement of ownership of confidential, secret, trade secret or other proprietary information of the MLX Companies, or any of them, which agreements are independent of, and separate and apart from, the provisions of this Agreement.

3. INVALIDITY OR UNENFORCEABILITY. The invalidity or unenforceability of any term or condition of this Agreement shall not affect or impair the validity or enforceability of the remaining terms and conditions hereof, each of which shall remain in full force and effect. To the extent any term or condition of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable by reason of the duration geographic scope, nature of activity restricted or otherwise, said court shall, in lieu of striking or rendering unenforceable the offending term or condition hereof, interpret and reform said terms or conditions in a manner designed to permit the fullest enforcement thereof by the MLX Companies in accordance with then applicable law.

4   AMENDMENT, MODIFICATION OR WAIVER. No amendment, modification or claimed waiver of any of the provisions of this Agreement shall be valid and enforceable against the MLX Companies, or any of them, unless approved in advance in writing by the Chairman and Chief Executive Officer of MLX.

5. SURVIVAL. The provisions of this Agreement shall survive termination of Employee's employment (through resignation, retirement, dismissal, layoff or otherwise) with the S.K. Wellman Group.

6. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, Employee, intending to be legally bound, has executed this Post-Employment Non-Compete Agreement in favor of MLX Companies on and as of
this  5  day of   April  , 1994.
     ---        ---------     -

                                 /s/ Ronald E. Grambo        (Seal)
                               -----------------------------
                                   Signature of Employee



Print Name: Ronald E. Grambo
           --------------------------------
Address:  725-17 Windward Dr.
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         Aurora, OH
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Social Security No.:  ###-##-####
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